WEBERG DIVISION
(A Division of Weberg Enterprises, Inc.)


Financial Statements for the Year Ended December 31, 1994 and Independent Auditors' Report

                                                                    EXHIBIT 99.1

INDEPENDENT AUDITORS' REPORT


Weberg Enterprises, Inc.:

We have audited the accompanying balance sheet of the Weberg Division (Division) (a division of Weberg Enterprises, Inc. (Company)) as of December 31, 1994, and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Division as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

As discussed in Note 2 to the financial statements, the Division changed its method of accounting for inventory costs effective January 1, 1994.

The accompanying financial statements have been prepared from the separate records maintained by the Division and may not necessarily be indicative of the conditions that would have existed or the results of operations if the Division had been operated as an unaffiliated company. Portions of certain income and expenses represent allocations made from items applicable to the Company as a whole.

Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
January 5, 1996

WEBERG DIVISION


BALANCE SHEET
DECEMBER 31, 1994
(Amounts in Thousands)





CURRENT ASSETS:
  Cash                                                                                                  $      176
  Trade receivables, net of allowance of $2                                                                  1,026
  Other receivables                                                                                             25
  Inventories (Notes 2, 3 and 4)                                                                            23,651
  Prepaid expenses                                                                                             323
  Deferred income taxes (Note 7)                                                                               341
                                                                                                       -----------

      Total current assets                                                                                  25,542
                                                                                                       -----------
PROPERTY AND EQUIPMENT - at cost (Notes 5 and 6):
  Land                                                                                                         443
  Buildings                                                                                                  3,321
  Fixtures, equipment and leasehold improvements                                                            12,554
                                                                                                       -----------
      Total                                                                                                 16,318
  Less accumulated depreciation and amortization                                                             8,572
                                                                                                       -----------
      Net property and equipment                                                                             7,746
                                                                                                       -----------
DEFERRED INCOME TAXES (Note 7)                                                                                 659
                                                                                                       -----------

TOTAL ASSETS                                                                                           $    33,947
                                                                                                       ===========

LIABILITIES AND INVESTMENT BY AND ADVANCES FROM
  WEBERG ENTERPRISES

CURRENT LIABILITIES:
  Long-term debt - current portion (Note 5)                                                             $      244
  Accounts payable                                                                                           2,443
  Accrued property and sales taxes                                                                           1,424
  Advances from customers                                                                                    1,236
  Accrued payroll and benefits                                                                               1,229
  Accrued advertising                                                                                          955
  Other accrued expenses                                                                                       548
                                                                                                        ----------


      Total current liabilities                                                                              8,079
                                                                                                        ----------

LONG-TERM DEBT (Note 5)                                                                                      1,873
                                                                                                        ----------

DEFERRED GAIN (Note 6)                                                                                         281
                                                                                                        ----------

       Total liabilities                                                                                    10,233
                                                                                                        ----------

INVESTMENT BY AND ADVANCES FROM WEBERG ENTERPRISES (Note 3)                                                 23,714
                                                                                                        ----------


TOTAL LIABILITIES AND INVESTMENT BY AND ADVANCES FROM
  WEBERG ENTERPRISES                                                                                    $   33,947
                                                                                                        ==========

WEBERG DIVISION


STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1994
(Amounts in Thousands)


SALES                                                                                                      $   112,921

COST OF SALES                                                                                                   67,400
                                                                                                           -----------


GROSS PROFIT                                                                                                    45,521
                                                                                                           -----------
OPERATING EXPENSES (Notes 6, 8 and 9):
  Personnel                                                                                                     18,731
  Non-Personnel                                                                                                 14,210
  Advertising                                                                                                    9,202
  Credit promotion fees                                                                                            664
                                                                                                           -----------
      Total operating expenses                                                                                  42,807
                                                                                                           -----------

OPERATING INCOME                                                                                                 2,714

INTEREST EXPENSE                                                                                                  (803)
                                                                                                           -----------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
  EFFECT OF CHANGE IN ACCOUNTING FOR INVENTORIES                                                                 1,911
                                                                                                           -----------
INCOME TAXES (Note 7):
  Current provision                                                                                               (799)
  Deferred benefit                                                                                                  26
                                                                                                           -----------
                                                                                                                  (773)
                                                                                                           -----------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE  IN
  ACCOUNTING FOR INVENTORIES                                                                                     1,138

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING FOR
  INVENTORIES, NET OF TAXES OF $228 (Note 2)                                                                       380
                                                                                                           -----------

NET INCOME                                                                                                       1,518

INVESTMENT BY AND ADVANCES FROM WEBERG ENTERPRISES,
  BEGINNING OF YEAR                                                                                             19,653

ADVANCES                                                                                                         6,251


REPAYMENTS                                                                                                      (3,708)
                                                                                                           -----------

INVESTMENTS BY AND ADVANCES FROM WEBERG ENTERPRISES,
END OF YEAR                                                                                               $     23,714
                                                                                                          ============

WEBERG DIVISION

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1994
(Amounts in Thousands)


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                                                 $    1,518
  Adjustments to reconcile net income to net cash
    used in operating activities:
    Deferred gain recognized                                                                                        (56)
    Depreciation and amortization                                                                                   815
    Deferred income taxes                                                                                           (26)
    Change in accounting for inventories                                                                           (380)
  Net change in operating assets and liabilities:
    Trade receivables                                                                                              (311)
    Other receivables                                                                                               (25)
    Inventories                                                                                                  (1,169)
    Prepaid expenses                                                                                               (118)
    Accounts payable                                                                                               (287)
    Accrued expenses                                                                                                275
    Advances from customers                                                                                        (252)
                                                                                                           ------------

        Net cash used in operating activities                                                                       (16)
                                                                                                           ------------
CASH FLOWS FROM INVESTING ACTIVITIES -
  Payments for property and equipment                                                                            (3,762)
                                                                                                           ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt                                                                                    1,523
  Principal payments of long-term debt                                                                             (206)
  Investments by and Advances from Weberg Enterprises                                                             6,251
  Repayments of Investments by and Advances from Weberg Enterprises                                              (3,708)
                                                                                                           ------------

        Net cash provided by financing activities                                                                 3,860
                                                                                                           ------------

NET INCREASE IN CASH                                                                                                 82

CASH, BEGINNING OF YEAR                                                                                              94
                                                                                                           ------------

CASH, END OF YEAR                                                                                          $        176
                                                                                                           ============

WEBERG DIVISION
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1994
(Amounts in Thousands)

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION - Weberg Enterprises, Inc. (Company) operates 21 retail furniture stores and 2 distribution centers (collectively, the Division) in the states of Colorado, Texas and Illinois. The accompanying financial statements of the Division include the transactions and account balances related to the operations of the Division including an allocation from the Company of certain operating expenses and interest expense directly related to the operations of the Division. Allocations of such operating expenses from the Company are generally based upon the Division's sales and inventory levels relative to the Company's total sales and inventory levels. Management believes that allocated expenses are representative of actual expenses that would have been incurred by the Division. However, the accompanying financial statements may not necessarily be indicative of the conditions that would have existed or the results of operations if the Division had been operated as a separate unaffiliated company. The Division's financial statements do not include transactions and account balances related to or resulting from other activities of the Company.

      INVENTORIES - Inventories, consisting of finished goods, are stated at the lower of cost or market value. Cost is determined principally by the last-in, first-out (LIFO) method; however, cost for certain inventories is determined by the first-in, first-out (FIFO) method (Note 4).

      DEPRECIATION AND AMORTIZATION - Depreciation of property and equipment is provided using the straight-line and accelerated methods over the estimated useful lives ranging from three to forty years. Amortization of leasehold improvements is provided on the straight-line method over the lesser of the lease term or the estimated useful lives of the assets.

      STORE AND WAREHOUSE OPENING COSTS - The costs of opening new stores and warehouses are expensed as incurred. The Division opened one distribution center in 1994.

2.    CHANGE IN ACCOUNTING METHOD

      Effective January 1, 1994, the Company changed its method of accounting for inventory costs, including those of the Division, to include certain purchasing, warehousing and transportation costs in inventory. Such costs had previously been charged to expense in the period incurred. The Company believes this new inventory valuation method is preferable because it provides a better matching of costs with related revenues.
      The effect of this change was to increase the Division's 1994 income before the cumulative effect of the accounting change by approximately $57.

3.    INVESTMENT BY AND ADVANCES FROM WEBERG ENTERPRISES
      The Company has an investment in the Division in addition to having advanced funds to the Division for purposes of its operations. Funding for the operation of the Division is provided principally by the Company. As described in Note 1, the Company has allocated interest expense to the Division and has done so in an amount considered commensurate with the financing costs associated with its advances to the Division.

      There are no sales or purchases of product between the Division and the Company and thus no related unrealized intercompany profit on any inventories or property and equipment.

      The Company has pledged all of the Division's inventories as collateral under a bank line of credit, which has an outstanding balance at December 31, 1994 of $8,500.

4.    INVENTORIES

      Inventories are comprised of the following as of December 31, 1994:

      LIFO inventory at cost                                           $   22,959
      FIFO inventory at cost                                                2,922
                                                                       ----------
      Total inventory at cost                                              25,881
      LIFO reserve                                                         (2,230)
                                                                       ----------

      Total                                                            $   23,651
                                                                       ==========


         If all of the Division's inventories had been valued at FIFO, 1994 net income would have been $1,604.

5.    LONG-TERM DEBT

      Long-term debt at December 31, 1994 consists of the following:

      Mortgage note payable in monthly installments of
        $11 including interest at 8%, collateralized by
        building in El Paso, Texas, matures April 1995                                                 $      29
      Mortgage note payable in monthly installments of $9
        including interest at 9.75%, collateralized by building
        in Champaign, Illinois, matures April 2003                                                           602
      Mortgage note payable in monthly installments of
        $24 including interest at prime plus .5%,
        collateralized by inventory racks in the Denver
        Distribution Center, matures November 2001                                                         1,486
                                                                                                       ---------
      Total                                                                                                2,117

      Less current maturities                                                                                244
                                                                                                       ---------

      Long-term debt                                                                                   $   1,873
                                                                                                       =========

         Scheduled maturities of long-term debt for the years ending December 31 are as follows:

1995                                                                   $     244
1996                                                                         236
1997                                                                         258
1998                                                                         283
1999                                                                         310
Thereafter                                                                   786
                                                                       ---------

Total                                                                  $   2,117
                                                                       =========



6.    LEASE OBLIGATIONS

      In September 1992, the Company's stockholder purchased a building which had been leased by the Division under a capital lease and, as a result, the Division's obligations under the capital lease were terminated as of such date. The Division, however, has continued to lease the building from the Company's stockholder under a month-to-month lease. The Division deferred the $407 gain on this transaction and is recognizing the gain ratably over the estimated remaining useful life of the building.

      The Division operates in certain facilities under operating leases with various renewal options and escalation clauses. The leases require that utilities, maintenance, taxes, insurance, and leasehold improvements be paid by the tenant. The Division leases several facilities from the stockholder of the Company under month-to-month leases.

      Future minimum lease payments under operating leases are as follows for the years ending December 31:

1995                                                                      $    1,840
1996                                                                           1,702
1997                                                                           1,572
1998                                                                           1,460
1999                                                                           1,035
Thereafter                                                                     3,211
                                                                          ----------

Total                                                                     $   10,820
                                                                          ==========



      Rent expense for facilities under operating leases in 1994 was $3,420. Included in 1994 rent expense was $2,151 under operating leases with the Company's stockholder.

7.    INCOME TAXES

      The taxable income of the Division is included in the income tax return of the Company. The Company filed an election to revoke its S-Corporation status effective December 17, 1993 and became a C-Corporation effective January 1, 1994. This election was deemed effective upon filing and, as a result, income taxes are now provided for in the Company's financial statements in accordance with Statement of
      Financial Accounting Standards No. 109 (SFAS No. 109).   The Company
      allocates current and deferred income taxes to the Division by applying SFAS No. 109 as if the Division were a separate taxpayer. As of December 31, 1994, $799 of income taxes payable is included in the Investment By and Advances From Weberg Enterprises account.

      Deferred income tax assets and liabilities are allocated annually for differences between the financial reporting basis and the income tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Such deferred tax assets and liability computations are based on enacted tax laws and rates applicable to years in which the differences are expected to affect taxable income.

      Income tax expense for the year ended December 31, 1994 is comprised of the following components:

                                                                           FEDERAL     STATE       TOTAL
      Current                                                              $  (724)    $  (75)    $  (799)
      Deferred                                                                  24          2          26
                                                                           -------     ------     -------
                                                                           $  (700)    $  (73)    $  (773)
                                                                           =======     ======     =======





      As of December 31, 1994, the temporary differences which resulted in deferred tax assets are as follows:


      Current:
        Accrual of expenses for financial
          reporting purposes but not for
          income tax purposes                                                    $     341
                                                                                 ---------

      Noncurrent:
        Difference between book and tax
          basis of property and equipment                                              554
      Deferred gain                                                                    105
                                                                                 ---------
                                                                                       659
                                                                                 ---------

      Total deferred tax asset                                                   $   1,000
                                                                                 =========





      The following reconciles the 1994 income tax provision to the Federal statutory rate:

      Income tax expense, computed at
        Federal statutory rate                                         $   650
      Tax effect of:
        State income taxes, net of
          Federal income tax benefit                                        45
        Expenses not deductible for income
          tax purposes                                                      47

      Other                                                                 31
                                                                       -------

      Total provision                                                  $   773
                                                                       =======

8.       EMPLOYEE BENEFIT PLANS

         The Division's employees are eligible for participation in the Weberg Enterprises, Inc. 401(k) Profit Sharing Plan and Trust (the 401(k)
         Plan). The 401(k) Plan is available for all employees age 21 and over who have been employed by the Company for a period of one year. An employee may contribute up to 15% of gross salary to the 401(k) Plan. The Company's Board of Directors determines annually what contribution, if any, the Company shall make to the 401(k) Plan. Employee contributions vest immediately while Company contributions vest over a seven-year period. The Company did not make any contributions to the 401(k) Plan on behalf of the Division's participants for the year ended December 31, 1994.

         The Weberg Enterprises, Inc. Supplemental Retirement Plan (the Plan) was created in December 1992 and is available to certain key employees of the Division specified within the Plan. The Plan does not specify minimum or maximum participant contributions. The Company's Board of Directors determines annually what contribution, if any, the Company shall make to the Plan. Employee and Company contributions vest immediately. The Company incurred $12 in expenses in connection with the Plan on behalf of the Division's participants during the year ended December 31, 1994. The Plan was terminated effective December 31, 1995.

9.       SUBSEQUENT EVENT

         On October 31, 1995, the Company sold certain of its assets related to the Division, net of certain lease obligations and certain liabilities related to employee benefits, (the Sale) to Rhodes, Inc. (Rhodes) for approximately $31.4 million. The assets, comprised principally of inventories, leasehold improvements, office equipment and miscellaneous assets, were utilized by the Company in the operation of 21 retail furniture stores and 2 distribution centers in the states of Colorado, Texas and Illinois. In connection with the Sale, Rhodes assumed the Division's obligations under 11 of the store locations and entered into leases or subleases with affiliates of the Company for 10 store and 2 distribution center locations.

                                   * * * * *

WEBERG DIVISION

BALANCE SHEET
SEPTEMBER 30, 1995

Amounts in Thousands
 (Unaudited)


ASSETS

CURRENT ASSETS:
          Cash                                                                                         $          71
          Trade receivables                                                                                      585
          Other receivables                                                                                       84
          Inventories                                                                                         22,384
          Prepaid expenses                                                                                       315
          Deferred income taxes                                                                                  698
                                                                                                       -------------
                    Total current assets                                                                      24,137
                                                                                                       -------------
PROPERTY AND EQUIPMENT - at cost
          Land                                                                                                   443
          Buildings                                                                                            3,321
          Fixtures, equipment and leasehold improvements                                                      12,449
                                                                                                       -------------
                    Total                                                                                     16,213
                                                                                                       -------------
          Less accumulated depreciation and amortization                                                       8,870

                    Net property and equipment                                                                 7,343
                                                                                                       -------------
DEFERRED INCOME TAXES                                                                                            577
                                                                                                       -------------
TOTAL ASSETS                                                                                           $      32,057
                                                                                                       =============

WEBERG DIVISION

LIABILITIES AND INVESTMENT BY AND ADVANCES FROM
  WEBERG ENTERPRISES

CURRENT LIABILITIES:
          Long-term debt - current portion                                                             $         244
          Accounts payable                                                                                     3,139
          Accrued property and sales taxes                                                                     1,600
          Advances from customers                                                                              1,274
          Accrued payroll and benefits                                                                           773
          Accrued advertising                                                                                    535
          Other accrued expenses                                                                               1,523
                                                                                                       -------------
                    Total current liabilities                                                                  9,088
                                                                                                       -------------
LONG-TERM DEBT                                                                                                 1,690
                                                                                                       -------------
DEFERRED GAIN                                                                                                    239
                                                                                                       -------------
                    Total Liabilities                                                                         11,017
                                                                                                       -------------
INVESTMENT BY AND ADVANCES FROM WEBERG ENTERPRISES                                                            21,040
                                                                                                       -------------
TOTAL LIABILITIES AND INVESTMENT BY AND ADVANCES FROM
  WEBERG ENTERPRISES                                                                                   $      32,057
                                                                                                       =============


WEBERG DIVISION

STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1995

Amounts in Thousands
 (Unaudited)


SALES                                                                                                  $      77,216

COST OF SALES                                                                                                 46,161
                                                                                                       -------------
GROSS PROFIT                                                                                                  31,055
                                                                                                       -------------
OPERATING EXPENSES
          Personnel                                                                                           13,077
          Non-Personnel                                                                                       10,763
          Advertising                                                                                          5,595
          Credit promotion fees                                                                                1,404
                                                                                                       -------------
                    Total operating expenses                                                                  30,839
                                                                                                       -------------
OPERATING INCOME                                                                                                 216
                                                                                                       -------------
INTEREST EXPENSE                                                                                               1,041
                                                                                                       -------------
INCOME (LOSS) BEFORE INCOME TAXES                                                                               (825)
                                                                                                       -------------
INCOME TAXES
          Current benefit                                                                                          6
          Deferred benefit                                                                                       273
                                                                                                       -------------
NET INCOME (LOSS)                                                                                      $        (546)
                                                                                                       =============